October 29, 2025 3Q 2025 Earnings Presentation © 2025 Fannie Mae Exhibit 99.2

1 The Endnotes provided on slides 14-16 are an integral part of this presentation. Also see slide 13 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 For callout boxes Use in rounded shape Low-income housing tax credit investments expected to rise after annual investment limit increased to $2B Households helped to stay in their homes through loan workouts 3Q 2025 Key Highlights Financial PerformanceBusiness Impact Page align Top align Bottom align Liquidity provided to the mortgage market Of buyers were first-time homebuyers 2025 Dodd-Frank Act Stress Test showed our ability to support the housing market during times of stress Net Income$109B 401K 51% 23K $3.9B $7.3B Net Revenues 1 $105.5B 29.3% $4.1T 10.3%* Households helped to buy, refinance, or rent a home Net Worth 4 Efficiency Ratio 2 Illustrative Return on Average Required CET1 5 Guaranty Book 3 (9.9% * in 2Q25) ( $7.2B in 2Q25) (31.5% in 2Q25) ( $4.1T in 2Q25) ($3.3B in 2Q25) ($101.6B in 2Q25) * YTD Annualized Reduced administrative expenses by $65M and 7% year-on-year through cost management efforts

2 The Endnotes provided on slides 14-16 are an integral part of this presentation. Also see slide 13 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 For callout boxes Use in rounded shape $ Millions 3Q25 2Q25 + / (-) 3Q24 + / (-) Net revenues 1 $7,307 $7,241 $66 1% $7,341 $(34) 0% (Provision) / benefit for credit losses (338) (946) 608 64 27 (365) NM Fair value & investment gains (losses), net 12 203 (191) (94) 64 (52) (81) Non-interest expense (2,146) (2,344) 198 8 (2,379) 233 10 Pretax income 4,835 4,154 681 16 5,053 (218) (4) Tax provision (976) (837) (139) (17) (1,009) 33 3 Net income $3,859 $3,317 $542 16% $4,044 $(185) (5) % Total assets ($B) $4,336 $4,338 $(2) 0% $4,335 $1 0 % Net worth ($B) $105.5 $101.6 $3.9 3.8% $90.5 $15.0 16.6 % Key Metrics 3Q 2025 Financial Summary Page align Top align Bottom align Guaranty Fees 6 / Net Revenues 1 80.9% 0.66%* Net Interest Margin 7 29.3% Efficiency Ratio 2 0.33%* 10.3%* 1.1%* Illustrative Return on Average Required CET1 5 Return on Assets 8 Return on Average Risk-Weighted Assets 9 * YTD Annualized

3 The Endnotes provided on slides 14-16 are an integral part of this presentation. Also see slide 13 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 For callout boxes Use in rounded shape The guaranty business drives the majority of our net interest income. Guaranty book balance is impacted by home prices, mortgage rates, and our market share. Guaranty Book & Net Interest Income Page align Top align Bottom align Net Interest IncomeGuaranty Book 3 $ Billions $ Billions $3,896 $4,076 $4,107 $4,117 $4,106 $3,483 $3,635 $3,637 $3,617 $3,585 $413 $441 $470 $500 $521 2021 2022 2023 2024 3Q25 Single-Family 10 Multifamily 11 $14.2 $16.1 $16.2 $16.5 $12.7 $3.1 $3.3 $3.4 $3.4 $2.5 $11.2 $7.1 $4.0 $3.3 $2.4 $1.1 $2.9 $5.2 $5.5 $3.7 2021 2022 2023 2024 YTD 2025 Base Guaranty Fee 12 Deferred Guaranty Fee 13 Liquidity Port. & Other 14TCCA 3Q25 +0.1% Single-Family Home Price Index 15 △ $29.6 $29.4 $28.8 $28.7 $21.3 ~25% of U.S. Single-Family Mortgage Debt Outstanding 17 ~21% of U.S. Multifamily Mortgage Debt Outstanding 17 - 47.0 bps QoQ 30-Year Fixed Mortgage Rate 16 △

4 The Endnotes provided on slides 14-16 are an integral part of this presentation. Also see slide 13 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 For callout boxes Use in rounded shape 67.6 67.1 63.5 63.6 62.3 67.8 72.9 69.3 66.9 66.9 66.0 42.0 44.0 45.4 45.8 46.4 47.8 49.3 49.7 50.2 50.8 51.3 40.0 41.5 42.1 42.7 43.4 44.4 45.7 46.2 46.9 47.6 48.3 69.4 74.9 78.7 75.4 71.8 74.5 78.4 78.5 76.1 74.4 72.4 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 3Q25 YTD Net Interest Margin (NIM) Page align Top align Bottom align We have relatively stable NIM, primarily driven by guaranty fees. Basis Points Net Interest Margin 7 Avg. Single-Family Guaranty Fee 18 Avg. Multifamily Guaranty Fee 19 Avg. Total Book Guaranty Fee 20

5 The Endnotes provided on slides 14-16 are an integral part of this presentation. Also see slide 13 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 For callout boxes Use in rounded shape 0.14% 0.15% 0.14% 0.16% 0.16% 0.53% 0.48% 0.47% 0.49% 0.46% 0.19% 0.19% 0.18% 0.20% 0.20% 3Q24 4Q24 1Q25 2Q25 3Q25 0.02% 0.02% 0.02% 0.02% 0.15% 0.09% 0.03% 0.07% 0.11% 0.04% 0.03% 0.02% 0.03% 3Q24 4Q24 1Q25 2Q25 3Q25 Select Credit Metrics Page align Top align Bottom align 30-Days Past Due 21 Seriously Delinquent 21 Nonperforming Loans 22 0.54% 0.60% 0.60% 0.58% 0.59% 0.56% 0.57% 0.63% 0.61% 0.68% 0.60% 3Q24 4Q24 1Q25 2Q25 3Q25 0.96% 1.00% 0.84% 0.94% 0.94% 0.12% 0.10% 0.17% 0.13% 0.12% 0.86% 0.89% 0.76% 0.84% 0.84% 3Q24 4Q24 1Q25 2Q25 3Q25 0.79% 0.88% 0.84% 0.82% 0.85% 0.56% 0.57% 0.63% 0.61% 0.68% 0.76% 0.84% 0.81% 0.79% 0.83% 3Q24 4Q24 1Q25 2Q25 3Q25 Net Charge-Offs 23 Allowance for Credit Losses / Guaranty Book 24 Total Guaranty Book Single-Family Multifamily 0.59% 0.01% The credit performance of the total guaranty book is relatively stable.

6 The Endnotes provided on slides 14-16 are an integral part of this presentation. Also see slide 13 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 For callout boxes Use in rounded shape Non-Interest Expense Page align Top align Bottom align Cost management remains an important aspect of our operational efficiency efforts. $ Millions 3Q25 2Q25 + / (-) 3Q24 + / (-) Salaries & benefits $(475) $(492) $17 3% $(500) $25 5 % Professional services (148) (156) 8 5 (203) 55 27 Occupancy & technology (196) (199) 3 2 (181) (15) (8) Administrative expense (819) (847) 28 3 (884) 65 7 Legislative assessments (943) (939) (4) 0 (948) 5 1 Credit enhancement (409) (400) (9) (2) (411) 2 0 Other income (expense) 25 25 (158) 183 NM (136) 161 NM Total $(2,146) $(2,344) $198 8% $(2,379) $233 10 % Efficiency ratio 2 29.3% 31.5% 32.1 % Efficiency Ratio 2 Top align 32.1% 32.3% 36.1% 31.5% 29.3% 3Q24 4Q24 1Q25 2Q25 3Q25 • The shift to other income in 3Q from other expense in 2Q was mostly attributable to debt extinguishment gains and lower foreclosed property expense • Sustained cost reductions from the second quarter drove improvements to administrative expense

7 The Endnotes provided on slides 14-16 are an integral part of this presentation. Also see slide 13 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 For callout boxes Use in rounded shape $138 $142 $46 $48 $(74) $(25) 4Q22 3Q25 Net Worth $60 $105 Less : Senior Preferred Stock $121 $121 Less: Regulatory Capital Position Adjustments and Deductions 29 $13 $10 Adjusted Total Regulatory Capital (Deficit) $(74) $(25) Net Worth and Regulatory Capital Growth in Net Worth 4 $13.5 $46.8 $60.3 $45.2 $105.5 Net Worth 1/1/2020 Cumulative Net Income 2020 - 2022 Net Worth 4Q22 Cumulative Net Income 2023 - 3Q25 Net Worth 3Q25 $ Billions Page align Top align Bottom align $ Billions Progress Towards Regulatory Capital Requirements 26 Top Chart align CET1 Additional Tier 1 & 2 $105B Total Risk - Based Capital Minimum 28 $110B Total Risk- Based Capital Minimum 28 Total capital requirements rose slightly from 2Q25 to 3Q25; capital deficit improvement mainly driven by retaining our net income. Available Capital (Deficit) 4Q22 3Q25 $(258) $(215) Total Capital Shortfall $184 27 $190 27 Note: Totals may not sum due to rounding. +$49B

8 The Endnotes provided on slides 14-16 are an integral part of this presentation. Also see slide 13 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 For callout boxes Use in rounded shape $3,626 $3,622 $3,610 $3,597 $3,588 47.7 47.9 48.1 48.3 48.5 3Q24 4Q24 1Q25 2Q25 3Q25 $80 $62 $50 $64 $72 $8 $9 $7 $10 $9 $5 $14 $7 $10 $9 $93 $85 $64 $84 $90 54.1 56.3 56.5 57.3 56.3 3Q24 4Q24 1Q25 2Q25 3Q25 $ Billions Single-Family At a Glance Purchase Average Guaranty Fee, net of TCCA (bps) 18Cash-Out Refinance Other Refinance Average UPB Average Guaranty Fee, Net of TCCA (bps) 18 Single-Family Guaranty Book 10 Single-Family Loan Acquisitions 10 $ Billions $ Millions 3Q25 2Q25 + / (-) 3Q24 + / (-) Net revenues 1 $6,096 $6,061 $35 1% $6,179 $(83) (1) % (Provision) / benefit for credit losses (269) (737) 468 64 451 (720) NM Fair value & investment gains (losses), net (17) 189 (206) NM 1 (18) NM Non-interest expense (1,935) (2,066) 131 6 (2,227) 292 13 Pretax income 3,875 3,447 428 12 4,404 (529) (12) Tax provision (790) (711) (79) (11) (890) 100 11 Net income $3,085 $2,736 $349 13% $3,514 $(429) (12) % • Net income increased 13% in 3Q vs. 2Q driven mainly by lower provision expense and lower non-interest expense, partially offset by a shift to fair value losses from fair value gains • Loan acquisitions increased $6 billion in 3Q vs. 2Q mainly driven by higher market origination volumes, following seasonal patterns similar to 3Q24 Single-Family Highlights

9 The Endnotes provided on slides 14-16 are an integral part of this presentation. Also see slide 13 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 For callout boxes Use in rounded shape 9% 21% 32% 31% 31% 5% 7% 3% 3% 4% 4% 1% 2% 3% 23% 32% 36% 36% 38% 2021 2022 2023 2024 3Q25 69% 75% 78% 77% 77% 3.0% 5.0% 6.0% 7.0% 7.0% 2021 2022 2023 2024 3Q25 756 747 755 758 756 6.0% 8.0% 6.0% 5.0% 7.0% 2021 2022 2023 2024 3Q25 Original Loan-to-Value Ratio FICO Credit Score 30 DTI Ratio > 43% 31 % OLTV > 95%Weighted-Average OLTV % FICO < 680Weighted-Average FICO Score Single-Family Credit Characteristics of Acquisitions & Credit Enhancement $1,194 $1,509 $1,646 $1,667 $1,672 $697 $754 $763 $761 $758 $168 $323 $399 $419 $431 $512 $726 $843 $850 $873 $(253) $(351) $(411) $(408) $(419) 34% 42% 45% 46% 47% 2021 2022 2023 2024 3Q25 Single-Family Guaranty Book with Credit Enhancement % Single-Family with CE 34UPB in a CIRT Transaction 32 UPB in a CAS Transaction 33 Other CRTUPB with PMI Less: Loans covered by multiple CE $ Billions $70 $57 $52 $45 $29 Page align Purchases Cash-Out Refinance Other Refinance Total

10 The Endnotes provided on slides 14-16 are an integral part of this presentation. Also see slide 13 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 For callout boxes Use in rounded shape $486 $500 $505 $511 $521 75.1 74.4 74.1 73.3 72.4 3Q24 4Q24 1Q25 2Q25 3Q25 Multifamily At a Glance Multifamily Guaranty Book 11 $ Millions 3Q25 2Q25 + / (-) 3Q24 + / (-) Net revenues 1 $1,211 $1,180 $31 3% $1,162 $49 4% (Provision) / benefit for credit losses (69) (209) 140 67 (424) 355 84 Fair value & investment gains (losses), net 29 14 15 107 63 (34) (54) Non-interest expense (211) (278) 67 24 (152) (59) (39) Pretax income 960 707 253 36 649 311 48 Tax provision (186) (126) (60) (48) (119) (67) (56) Net income $774 $581 $193 33% $530 $244 46% $13.2 $22.5 $11.8 $17.4 $18.7 3Q24 4Q24 1Q25 2Q25 3Q25 Fixed-rate Multifamily New Business Volume Variable-rate $ Billions $ Billions UPB Outstanding Average Guaranty Fee (bps) 19 Page align Multifamily Highlights • Net income increased 33% in 3Q vs. 2Q driven mainly by lower provision expense, lower non-interest expense, and higher net revenues • Loan acquisitions increased $1.3 billion in 3Q vs. 2Q reflecting an increase in market originations

Multifamily Credit Characteristics & Credit Enhancement

Guaranty Book Credit Metrics [11]



65%
64%
63%
63%
63%
2.1
2.2
2.0
2.0
1.9
2021
2022
2023
2024
3Q25
Weighted-Average DSCR [35]
Weighted-Average OLTV Ratio

Original Loan-to-Value Ratio of Acquisitions



65%
59%
59%
62%
64%
27%
14%
6%
11%
11%
72%
86%
93%
89%
89%
2021
2022
2023
2024
3Q25
% OLTV ≤ 70%
% OLTV > 70% and ≤ 80%
% OLTV > 80%
Weighted-Average OLTV Ratio

Multifamily Credit Risk Transfer



$ Billions
27%
26%
29%
31%
34%
$112.0
$112.8
$138.0
$157.3
$175.6
$27.1
$25.1
$48.5
$56.1
$67.9
$84.9
$87.7
$89.5
$101.2
$107.7
2021
2022
2023
2024
3Q25
UPB in MCIRT Transaction
UPB in MCAS Transaction
% Multifamily in CRT Transaction

Multifamily Loan Acquisitions with Loss Share



99%
99%
99%
99%
99%
100%
100%
100%
99%
100%
2021
2022
2023
2024
3Q25
% Lender Recourse [36]
% DUS [37]

11

The Endnotes provided on slides 14-16 are an integral part of this presentation. Also see slide 13 for key definitions used in this presentation and notices relating to forward-looking statements and additional information.

12 The Endnotes provided on slides 14-16 are an integral part of this presentation. Also see slide 13 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 For callout boxes Use in rounded shape $13.4 $13.5 $13.4 $12.3 $12.1 $42.7 $41.3 $56.6 $48.1 $45.5 $60.1 $77.6 $77.9 $75.8 $66.1 $116.2 $132.4 $147.9 $136.2 $123.7 3.9% 3.6% 3.5% 3.6% 3.6% 3Q24 4Q24 1Q25 2Q25 3Q25 $76.6 $89.9 $92.4 $85.6 $72.6 $33.7 $38.3 $33.4 $31.6 $33.9 $11.4 $11.2 $11.0 $11.1 $19.9 $121.7 $139.4 $136.8 $128.3 $126.4 3.3% 3.4% 3.4% 3.6% 3.9% 3Q24 4Q24 1Q25 2Q25 3Q25 Cash Repo 38 U.S. Treasuries Debt Portfolio 39 Long-Term Debt >1 Yr Maturity Long-Term Debt <1 Yr Maturity Short-Term Debt Corporate Liquidity Portfolio Cost of DebtYield $ Billions $ Billions $87.9 $94.9 $80.3 $84.8 $98.8 $40.6 $48.6 $32.4 $35.8 $47.4 $40.6 $40.2 $42.3 $43.4 $46.2 $6.7 $6.1 $5.6 $5.6 $5.2 4.5% 4.5% 4.1% 4.3% 4.4% 3Q24 4Q24 1Q25 2Q25 3Q25 $ Billions Lender Liquidity Loss Mitigation Other Retained Mortgage Portfolio 40 Yield Balance Sheet Liquidity & Fannie Mae Debt Portfolios

DRAFT 13 CAS: Connecticut Avenue Securities® CE: Refers to one or more forms of credit enhancement, including primary mortgage insurance or a credit risk transfer transaction CET1: Common Equity Tier 1 CIRT™: Credit Insurance Risk Transfer™ CRT: Credit risk transfer DSCR: Debt service coverage ratio DTI ratio: Debt-to-income ("DTI") ratio refers to the ratio of a borrower's outstanding debt obligations (including both mortgage debt and certain other long-term and significant short-term debts) to that borrower's reported or calculated monthly income, to the extent the income is used to qualify for the mortgage DUS®: Fannie Mae's Delegated Underwriting and Servicing program GAAP: U.S. Generally Accepted Accounting Principles NM: Not meaningful MCAS™: Multifamily Connecticut Avenue Securities® MCIRT™: Multifamily Credit Insurance Risk Transfer™ OLTV ratio: Original loan-to-value ratio, which refers to the unpaid principal balance of a loan at the time of origination of the loan, divided by the home price or property value at origination of the loan TCCA: Refers to revenues generated by the 10 basis point guaranty fee increase the company implemented on single-family residential mortgages pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011 ("TCCA") and as extended by the Infrastructure Investment and Jobs Act, the incremental revenue from which is paid to Treasury and not retained by the company UPB: Unpaid principal balance Definitions Forward-looking statements. This presentation includes forward-looking statements regarding the company's future financial and credit performance, LIHTC investments, as well as the company's future plans and their impact. Actual outcomes could be materially different from what is set forth in these forward-looking statements due to a variety of factors, including those described in “Forward-Looking Statements” in the company's Third Quarter 2025 Form 10-Q (“Q3 2025 Form 10-Q”) and in “Forward-Looking Statements” and “Risk Factors” in the company’s annual report on Form 10-K for the year ended December 31, 2024 (“2024 Form 10-K”). Additional Information. Some of the terms and other information in this presentation are defined and discussed more fully in our Q3 2025 Form 10-Q and 2024 Form 10-K. This presentation should be reviewed together with the Q3 2025 Form 10-Q and the 2024 Form 10-K, which are available at www.fanniemae.com in the “About Us—Investor Relations—SEC Filings” section. Information on or available through the company's website is not part of this presentation. Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although Fannie Mae generally considers this information reliable, Fannie Mae does not independently verify all reported information. Due to rounding, amounts reported in this presentation may not sum to totals indicated (i.e., 100%), or amounts shown as 100% may not reflect the entire population. Unless otherwise indicated, data is as of September 30, 2025 or for the third quarter of 2025. Unless otherwise indicated, data for prior years is as of December 31 or for the full year indicated.

DRAFT 14 1 As presented in our Form 10-Q, net revenues consists of net interest income, and fee and other income. 2 Efficiency ratio is calculated as non-interest expense during the quarter divided by the sum of net interest income and non-interest income. As presented in our Form 10-Q, non-interest income consists of the sum of “Fee and other income,” “Investment gains (losses), net” and “Fair value gains (losses), net.” 3 Guaranty book represents our single-family conventional guaranty book of business, our multifamily guaranty book of business, or the combination of our single-family and multifamily books of business, as applicable, based on the unpaid principal balance of mortgage loans underlying our mortgage-backed securities. 4 Net worth is also reported as stockholders' equity on the company's GAAP financial statements. 5 Illustrative return on average required Common Equity Tier 1 (CET1) is designed to show what our return on capital would have been if our actual CET1 available capital had been equal to the CET1 capital requirement for the applicable periods. CET1 requirement as presented represents the company's average CET1 capital requirement including prescribed capital conservation buffer amount under the enterprise regulatory capital framework (which is not currently in effect while the company is in conservatorship) for the applicable year-to-date period and not the amount of the company's actual available CET1 capital. As of September 30, 2025, the company's actual available CET1 capital was a deficit of $44 billion. The illustrative return on average required CET1 ratio for the third quarter of 2025 is calculated based on annualized year-to-date net income for the period ended September 30, 2025. We have revised the illustrative return on average required CET1 ratio for the second quarter of 2025 from what was presented in our 2Q Earnings Presentation published on July 30, 2025 to calculate the number based on annualized year-to-date net income and the year-to-date CET1 capital requirement for the period ended June 30, 2025. The number presented in the 2Q Earnings Presentation was calculated based on annualized quarterly net income and the CET1 capital requirement for the quarter ended June 30, 2025. 6 Guaranty fee represents net interest income from our guaranty book of business, excluding net interest income from portfolios and income (expense) from hedge accounting. 7 Net interest margin is calculated based on annualized net interest income year-to-date through the end of the reporting period as a percentage of average total interest-earning assets during the period. For additional information, refer to “MD&A—Consolidated Results of Operations—Net Interest Income—Analysis of Net Interest Income” in the company's applicable Form 10-Q and Form 10-K filings. 8 Return on assets is calculated based on annualized year-to-date net income for the period ended September 30, 2025 divided by the average total assets during the period, expressed as a percentage. Average total assets for purposes of ratio calculations are based on quarter-end balances. 9 Return on average risk-weighted assets is calculated based on annualized year-to-date net income for the period ended September 30, 2025 divided by the average risk-weighted assets for the period. 10 Single-family guaranty book refers to our single-family conventional guaranty book of business, which consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. 11 Multifamily guaranty book refers to our multifamily guaranty book of business, which consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. 12 Base guaranty fee refers to net interest income from the guaranty book of business excluding the impact of TCCA. 13 Deferred Guaranty Fee refers to income primarily from the upfront fees that the company receives at the time of loan acquisition related to single-family loan-level price adjustments or other fees the company receives from lenders, which are amortized over the contractual life of the loan. Deferred guaranty fee income also includes the amortization of cost basis adjustments on mortgage loans and debt of consolidated trusts that are not associated with upfront fees. 14 Net interest income from liquidity portfolio and other consists of: interest income from assets held in the company's retained mortgage portfolio and corporate liquidity portfolio; interest income from other assets used to support lender liquidity; and interest expense on the company's outstanding corporate debt and Connecticut Avenue Securities® debt. For purposes of this Earnings presentation chart, income (expense) from hedge accounting is included in the “Liquidity Port. & Other” category; however, the company does not consider income (expense) from hedge accounting to be a component of net interest income from portfolios. The company had $490 million in hedge accounting expense for the nine months ended September 30, 2025. 15 Fannie Mae’s home price index is a weighted repeat-transactions index, measuring average price changes in repeat sales on the same properties. Fannie Mae’s home price index excludes prices on properties sold in foreclosure. Fannie Mae’s home price growth rates represent estimates based on non-seasonally adjusted preliminary data and are subject to change as additional data becomes available. 16 Based on the U.S. weekly average fixed-rate mortgage rate according to Freddie Mac’s Primary Mortgage Market Survey®. These rates are reported using the latest available data for a given period. 17 Represents the company's share of single-family or multifamily estimated U.S. mortgage debt outstanding as of June 30, 2025 (the latest date for which information is available). Endnotes

DRAFT 15 18 Average single-family guaranty fee represents, on an annualized basis, the average of the base guaranty fees charged weighted by unpaid principal balance during the period for the company's single-family conventional guaranty arrangements plus the recognition of any upfront cash payments relating to these guaranty arrangements based on an estimated average life at the time of acquisition (in basis points). Excludes the impact of TCCA. 19 Average charged guaranty fee rate on multifamily guaranty book of business (in basis points), at end of period. 20 To derive the average total book guaranty fee, the average single-family and multifamily guaranty fees are weighted based on the size of the segment’s guaranty book of business. 21 Percentages are weighted averages and are based on the aggregate unpaid principal balance of the single-family conventional, multifamily, or total guaranty books of business as of period end. Single-family SDQ rate refers to the aggregate unpaid principal balance of single-family loans that are 90 days or more past due or in the foreclosure process. This presentation of single-family SDQ rate differs from the presentation based on loan count in “MD&A— Single-Family Business—Single-Family Mortgage Credit Risk Management” in the company's Form 10-Q and Form 10-K. Multifamily SDQ rate refers to the aggregate unpaid principal balance of multifamily loans that are 60 days or more past due. 22 The nonperforming loan rate is based on the aggregate unpaid principal balance of single-family conventional, multifamily, or total loans delinquent 60 days or more as a percentage of the company's single-family conventional, multifamily or total guaranty books of business. 23 The net charge-off rate is based on annualized write-offs, net of recoveries, for single-family, multifamily, or total; write-offs occur when a loan is determined to be uncollectible or upon the redesignation of single-family mortgage loans from held for investment to held for sale, as a percentage of the average aggregate unpaid principal balance of the single-family conventional, multifamily, or total guaranty books of business during the period. For additional information, refer to “MD&A—Consolidated Credit Ratios and Select Credit Information” in the company's applicable Form 10-Q and Form 10-K filings. 24 The company's single-family, multifamily or total allowance for credit losses as a percentage of the company's single-family conventional, multifamily or total guaranty books of business. Multifamily allowance for credit losses excludes the expected benefit of freestanding credit enhancements on multifamily loans, which are recorded in “Other assets” in the company's consolidated balance sheets. For additional information, refer to “MD&A— Consolidated Credit Ratios and Select Credit Information” in the company’s applicable Form 10-Q and Form 10-K filings. 25 Other consists of debt extinguishment gains (losses), foreclosed property income (expense), gains (losses) from partnership investments, and change in expected credit enhancement recoveries. 26 The company began reporting its capital position under the enterprise regulatory capital framework beginning with the quarterly period ended December 31, 2022. The enterprise regulatory capital framework has a transition period for compliance, as described in the company's 2024 Form 10-K. While the company is in conservatorship, the company is not required to comply with the minimum capital or buffer requirements. 27 Represents total adjusted risk-based capital requirements including buffers. 28 Minimum capital requirement does not include buffers. 29 Represents deferred tax assets arising from temporary differences that exceed 10% of common equity tier 1 capital and other regulatory adjustments. 30 FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. 31 Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower's DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower's total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios. 32 Includes mortgage pool insurance transactions. 33 Outstanding unpaid principal balance represents the underlying loan balance, which is different from the reference pool balance for CAS and some lender risk-sharing transactions. 34 Based on the unpaid principal balance of the single-family conventional guaranty book of business as of applicable period end. 35 Estimates of current DSCRs are based on the latest available income information covering a 12-month period, from quarterly and annual statements for these properties including the related debt service. When an annual statement is the latest statement available, it is used. When operating statement information is not available, the underwritten DSCR is used. Co-op loans are excluded from this metric. 36 Represents the percentage of the company's multifamily acquisitions with lender risk-sharing agreements in place, measured by UPB for the period. 37 Under the Delegated Underwriting and Servicing (“DUS”) program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without a pre-review by the company. 38 Represents securities purchased under agreement to resell. Endnotes

DRAFT 16 Endnotes 39 Debt portfolio represents outstanding debt of Fannie Mae, which consists of the unpaid principal balance, premiums and discounts, fair value adjustments, hedge-related basis adjustments and other cost basis adjustments. Cost of debt is based on the weighted-average interest rates and excludes the effects of fair value adjustments and hedge-related basis. For additional information about the cost of debt, refer to “MD&A—Liquidity and Capital Management—Liquidity Management—Debt Funding” in the company's applicable Form 10-Q and Form 10-K filings. 40 Consists of mortgage loans and mortgage-related securities that the company owns, including Fannie Mae MBS and non-Fannie Mae mortgage-related securities. Assets held by consolidated MBS trusts that back mortgage-related securities owned by third parties are not included in the retained mortgage portfolio. The company classifies its retained mortgage portfolio into three categories: lender liquidity, loss mitigation and other. These categories are described in “MD&A—Retained Mortgage Portfolio” in the company's Q3 2025 Form 10-Q.